Exhibit 99.1

Investor Relations:

Brian Norris

Senior Vice President of Finance and Investor Relations

bnorris@evolvtechnology.com

Evolv Technology Appoints John Kedzierski as Chief Executive Officer, President, and Director

Waltham, Massachusetts – December 9, 2024 – Evolv Technology (“Evolv” or the “Company”) (NASDAQ: EVLV), a leading security technology company pioneering AI-based solutions designed to create safer experiences, today announced that its Board of Directors (the “Board”) has appointed John Kedzierski as the Company’s new Chief Executive Officer, President and as a member of the Board, effective December 16, 2024. Mr. Kedzierski will succeed Michael Ellenbogen, who has been serving as the Company’s Interim President and Chief Executive Officer since October. Mr. Ellenbogen will continue to serve as the Company’s Chief Innovation Officer and a member of the Board.

Mr. Kedzierski brings to Evolv significant experience leading high-growth security and technology businesses. Previously, he spent more than 23 years at Motorola Solutions, Inc. (“Motorola Solutions”), most recently as Senior Vice President of Global Enterprise Sales. Mr. Kedzierski was responsible for leading Motorola Solution’s global sales efforts for all enterprise verticals. Prior to that role at Motorola Solutions, he was responsible for leading product management, research and development, sales and marketing for Motorola Solution’s Video Security and Access Control business, where he helped Motorola Solutions become a global leader in physical security. Mr. Kedzierski also served as a member of Evolv’s Board of Directors from January 2022 to November 2023, as a designee of Motorola Solutions.

“We are excited to welcome John Kedzierski back to Evolv, this time as our new Chief Executive Officer,” said Neil Glat, Chairman of the Evolv Board. “Throughout his career, John has demonstrated the ability to develop and extend technology ecosystems, build high-performing teams, drive significant revenue and operational improvements, and effectively acquire and integrate new businesses, resulting in consistent, profitable growth. During his tenure on our Board, John was a significant contributor and earned the admiration and respect of our Board for his insights, knowledge of the industry, and expertise. We are confident that he has the skills and experience necessary to lead Evolv as we work to capitalize on the significant opportunity ahead of us, execute our strategy, and deliver long-term value for all stakeholders.”

Mr. Glat continued, “On behalf of the Board, I would also like to express my deep appreciation to Mike Ellenbogen for his leadership as Interim President and Chief Executive Officer. We are grateful to have benefited from his experience and perspective during this CEO succession process, and we look forward to continuing to work with him as he helps maintain our technology leadership as Evolv’s Chief Innovation Officer.”

Mr. Kedzierski commented, “I am honored to be Evolv’s President and Chief Executive Officer. I have long believed in the importance of Evolv’s mission. Our customers trust us to help make schools, hospitals, stadiums and other venues safer. I know the Evolv team from my time on the Board and saw firsthand the talent and dedication they bring to the critically important role we play for our customers. I am excited to continue advancing our strategy and focus on improving our performance and accelerating our growth. I look forward to working with the Board of Directors and the many extraordinary Evolv employees around the globe, along with our valued customers, partners and suppliers as we execute on our strategic vision and write the next chapter for Evolv.”

About John Kedzierski

John Kedzierski, 46, was Senior Vice President of Global Enterprise Sales at Motorola Solutions, Inc. (NYSE: MSI) (“Motorola Solutions”) from October 2023 to October 2024. Mr. Kedzierski was responsible for leading Motorola Solutions’ global sales efforts for all enterprise verticals. Previously, Mr. Kedzierski served as Senior Vice President and General Manager of Video Security and Access Control at Motorola Solutions, from July 2019 to October 2023. In that role, he was responsible for all facets of the business, including product management, research and development, sales, and marketing, which grew both organically and through acquisition during his tenure. Immediately prior to leading Motorola Solutions’ Video Security and Access Control business, Mr. Kedzierski served as Motorola Solutions’ Corporate Vice President of Systems and Infrastructure products from October 2017 to July 2019. From September 2015 to October 2017, Mr. Kedzierski was Corporate Vice President and General Manager of North America Services and Commercial Markets at Motorola Solutions. Mr. Kedzierski also served as a member of Evolv’s Board of Directors from January 2022 to November 2023 as a Motorola Solutions director designee. Mr. Kedzierski holds a Bachelor of Science degree in Computer Engineering from the University of Illinois at Urbana-Champaign, and a Master of Business Administration from Northwestern University’s Kellogg School of Management.

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is designed to transform human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered screening and analytics. Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than a billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Visual Gun Detection™, Evolv eXpedite™, and Evolv Eva™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit evolv.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements made in the quotes from executives and directors and statements regarding the Company’s execution of its strategy, performance and growth and creating value for stakeholders. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results and actions to be materially different from any future results or actions expressed or implied by the forward-looking statements, including, but not limited to, the factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as any such factors may be updated from time to time in our other filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as well as risks related to our leadership transition. The forward-looking statements in this press release are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Media Contact:

Alexandra Smith Ozerkis

aozerkis@evolvtechnology.com

Investor Contact:

Brian Norris

bnorris@evolvtechnology.com